TFLIC LETTERHEAD

September 10, 2003

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:	TFLIC Series Life Account of Transamerica Financial Life Insurance Company (File Nos.
333-38343, 333-61654 and 33-86696)

Dear Sir or Madam:

On behalf of TFLIC Series Life Account of Transamerica Financial Life Insurance Company (“separate account”), incorporated by reference are the Semi-Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Fund, Inc. Munder Net50, Van Kampen Emerging Growth, T. Rowe Price Small Cap, PBHG Mid Cap Growth, Alger Aggressive Growth, Janus Global, Third Avenue Value, American Century International, Great Companies – Americasm, Great Companies – Technologysm, Janus Growth, GE U.S. Equity, Great Companies – Global2, Salomon All Cap, Dreyfus Mid Cap, PBHG/NWQ Value Select, T. Rowe Price Equity Income, Transamerica Value Balanced, LKCM Strategic Total Return, Clarion Real Estate Securities, Federated Growth & Income, Janus Balanced, AEGON Bond, Transamerica Money Market, Asset Allocation – Conservative, Asset Allocation – Moderate Growth, Asset Allocation – Moderate, Asset Allocation – Growth, Transamerica Convertible Securities, PIMCO Total Return, Transamerica Equity, Transamerica Growth Opportunities, Transamerica U.S. Government Securities, Capital Guardian Value, Capital Guardian U.S. Equity, J.P. Morgan Enhanced Index, Marsico Growth and MFS High Yield portfolios; the Fidelity Variable Insurance Products Funds (VIP) – Service Class 2 – VIP Equity-Income Portfolio; VIP Contrafund® Portfolio; and VIP Growth Opportunities Portfolio; and the Access Variable Insurance Trust Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Wells S&P REIT Index Portfolio and Access U.S. Government Money Market Portfolio.

Entity:	AEGON/Transamerica Series Fund, Inc.
File No.:	33-507
Date of Filing:	September 9, 2003
Accession No.:	0001206774-03-000674
CIK:	0000778207
Entity:	Fidelity Variable Insurance Products Fund (VIP) - VIP Equity-Income Portfolio
File No.:	002-75010
Date of Filing:	August 29, 2003
Accession No.:	0000356494-03-000029
CIK:	0000356494
Entity:	Fidelity Variable Insurance Products Fund II (VIP) - VIP Contrafund® Portfolio
File No.:	33-20773
Date of Filing:	August 29, 2003
Accession No.:	0000831016-03-000009
CIK:	0000831016

Securities and Exchange Commission
September 10, 2003
Page Two

Entity:	Fidelity Variable Insurance Products Fund III (VIP) - VIP Growth Opportunities Portfolio
File No.:	33-54837
Date of Filing:	August 29, 2003
Accession No.:	0000927384-03-000012
CIK:	0000927384
Entity:	Access Variable Insurance Trust
File No.:	333-103393
Date of Filing:	September 4, 2003
Accession No.:	0001035449-03-000312
CIK:	0001219605

These Semi-Annual Reports are for the period ended June 30, 2003 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

/s/ Priscilla I. Hechler

Priscilla I. Hechler
Assistant Vice President and Assistant Secretary

cc:     Tom Pierpan, Esq.
          Connie Roman